                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 3

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 21, 1999

                                 METRICOM, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                           0-19903                         77-0294597
(State or other jurisdiction       (Commission File Number)               (IRS Employer
    of incorporation)                                                   Identification No.)

 980 UNIVERSITY AVENUE, LOS GATOS, CALIFORNIA                       95030-2375
   (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (408) 399-8200

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits.

             EXHIBIT NO.  DESCRIPTION
                99.1* Stock Purchase Agreement, dated as of June 20, 1999, among Metricom, Inc., a Delaware corporation, MCI
                          WorldCom, Inc., a Georgia corporation, and Vulcan
                          Ventures Incorporated, a Washington corporation.

                99.2*     Press release, dated June 21, 1999.

                99.3** Ricochet Reseller Agreement, dated as of June 20, 1999, between Metricom, Inc., a Delaware corporation, and MCI
                          WorldCom, Inc., a Georgia corporation.

                99.4**    Amendment to Ricochet Reseller Agreement, dated as of
                          November 12, 1999, between Metricom, Inc., a Delaware corporation, and MCI WorldCom, Inc., a Georgia corporation.

---------------

*Filed as an exhibit to the Current Report on Form 8-K filed on July 9, 1999.

**Certain portions have been deleted pursuant to a confidential treatment request.



                                       2.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            METRICOM, INC.

Date: December 20, 1999                     By: /s/ Dale W. Marquart
                                               ---------------------------------
                                               Dale W. Marquart
                                               Vice President and General
                                               Counsel



                                       3.

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
99.1*           Stock Purchase Agreement, dated as of June 20, 1999, among
                Metricom, Inc., a Delaware corporation, MCI WorldCom, Inc., a
                Georgia corporation, and Vulcan Ventures Incorporated, a
                Washington corporation.

99.2*           Press release, dated June 21, 1999.

99.3**          Ricochet Reseller Agreement, dated as of June 20, 1999, between
                Metricom, Inc., a Delaware corporation, and MCI WorldCom, Inc., a Georgia corporation.

99.4**          Amendment to Ricochet Reseller Agreement, dated as of November
                12, 1999, between Metricom, Inc., a Delaware corporation, and
                MCI WorldCom, Inc., a Georgia corporation.

---------------

*Filed as an exhibit to the Current Report on Form 8-K filed on July 9, 1999.

**Certain portions have been deleted pursuant to a confidential treatment request.


                                       4.